Exhibit 10.33

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NO. 1 TO THE CELL LINE LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO THE CELL LINE LICENSE AGREEMENT (“Amendment”), effective as of March 2, 2026 (the “Amendment Effective Date”), is entered into and made by and between WuXi Biologics Ireland Limited, having an address at Dundalk Science & Technology Park, Mullagharlin, Dundalk, Co Louth A91 X56F, Ireland (“WuXi Biologics”), and Korsana Biosciences, Inc., having its principal place of business at 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453 (“Licensee”). WuXi Biologics and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, WuXi Biologics and Licensee (then known as KORSA Biosciences, Inc.) have entered into that certain Cell Line License Agreement, dated as of December 2, 2024 (the “License Agreement”); and

WHEREAS, the Parties now desire to amend the License Agreement to enable additional cell lines to be licensed by Licensee as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, hereby agree as follows:

1.	Section 1.4 of the License Agreement defining the Construct is hereby deleted in its entirety and replaced with the following:

1.4 “Construct” means a [***] developed by WuXi Biologics that is used for delivering genetic code and for transfecting and/or transforming the Host Cell Line or the Engineered WuXia Cell Line for purposes of created the Licensed Cell Line.

2.	Section 1.9 of the License Agreement defining the Licensed Cell Line is hereby deleted in its entirety and replaced with the following:

1.9 “Licensed Cell Line” means the cell line developed by WuXi Biologics which produces the Client Product. Licensed Cell Line includes: the Host Cell Line alone, or an Engineered WuXia Cell Line based on the Host Cell Line; WuXi Biologics’ proprietary Construct component; and the sequence encoding the recombinant protein.

3.	A new Section 1.22 (and subsections) is hereby added to the License Agreement as follows:

1.22 “Engineered WuXia Cell Line” means a proprietary cell line developed by WuXi Biologics through the genetic engineering of the Host Cell Line, including but not limited to the following, and including their progeny, modified, and unmodified derivatives:

1.22.1 “WuXia RidGS Cell Line” means the Engineered WuXia Cell Line which [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.22.2 “WuXia TrueSite Cell Line” means the Engineered WuXia Cell Line which [***].

4.	Section 2.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

2.1 WuXi Biologics hereby grants to Licensee and its Affiliates a non-exclusive, worldwide license, with the right to grant sublicenses as provided in Section 2.3, to the Licensed Know-How and the Licensed Cell Line (whether derived from the Host Cell Line or an Engineered WuXia Cell Line), Materials, and Media and Feeds, for the purpose of conducting the Process, including the following licensed activities:

i.	to make, have made, import, sell and otherwise use Client Product; and

ii.	to make, have made, use, sell, have sold, offer for sale, import, keep and otherwise deal in and further commercialize Drug Substance and Drug Product for any and all purposes

5.	Section 4 of the License Agreement is hereby deleted in its entirety and replaced with the following:

4. License Fee. As consideration for the license granted in Section 2 of this Agreement, and the representations and warranties set forth in Section 10 of this Agreement, Licensee agrees to pay WuXi Biologics a fixed non-creditable, non-refundable license fee of USD 150,000 for the Licensed Cell Line used in Client Product. [***].

6.

Except as expressly modified by this Amendment, the License Agreement shall remain unchanged and in full force and effect in accordance with its terms and the Parties hereby ratify and reaffirm the License Agreement as amended hereby.

7.

This Amendment may be executed in any number of counterparts, with each counterpart constituting an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.

Any capitalized term used in this Amendment and not otherwise defined herein shall have the meaning given to that term in the License Agreement. This Amendment and the rights and obligations of the Parties hereto shall be governed, construed, and enforced in accordance with the governing law as stated in the License Agreement

[Signature Page Follows]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the Amendment Effective Date.

WuXi Biologics Ireland Limited		Korsana Biosciences, Inc.

By:	/s/ Zhisheng Chen	By:	/s/ Angela She
Name:	Zhisheng Chen	Name:	Angela She
Title:	Director	Title:	VP R&D Strategy and Operations